SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENT
Senior Secured Credit Facility
On February 28, 2025, the Company entered into a senior secured credit facility for an aggregate principal amount of $50 million, maturing on February 28, 2030 (the “Senior Secured Credit Facility”). The initial interest rate for the Senior Secured Credit Facility is 8.75% and has a floating interest rate based on the Wall Street Journal's prime rate plus 1.25%. On February 28, 2025, the Company entered into an interest rate swap agreement with a notional amount of $50 million that effectively converted the variable-rate debt to a fixed rate of 8.58%. The interest rate swap agreement expires on February 28, 2030.
Payments for the first two years are interest only. Principal and interest payments will be made during the last three years based on a straight-line amortization of the loan amount over a period of 15 years, with a balloon payment of $40 million due on the maturity date.
The Senior Secured Credit Facility will be secured by a first priority lien on the Company’s Camarillo, Padaro and Casitas greenhouse farms and facilities and a first priority lien on the rest of the Company’s assets excluding other real estate.
The Senior Secured Credit Facility contains a covenant which requires the Company to maintain liquidity in excess of $10 million at all times. The Senior Secured Credit Facility also contains a covenant which requires the Company to maintain a Consolidated Fixed-Charge Coverage Ratio of at least 1.25x measured quarterly on a trailing-twelve-month basis commencing as of December 31, 2024. The Fixed-Charge Coverage Ratio is defined as Adjusted EBITDA minus income tax expense divided by the current portion of long-term debt plus interest expense plus the current portion of capital leases. Preferred equity dividend payments and convertible debt payments are not included in the Fixed-Charge Coverage Ratio calculation as the former can be suspended if needed and the latter can be paid in shares.
The Company used the proceeds from the Senior Secured Credit Facility to repay the remaining balance of the Credit Agreement term loan in the amount of $40.6 million plus fees on February 28, 2025 and intends to use the remaining proceeds for working capital and general corporate purposes.